www.jenseninvestment.com

Jensen Quality Growth ETF
SUMMARY PROSPECTUS

9/30/2026

Listed on NYSE Arca, Inc.	JGRW

Before you invest, you may want to review the Jensen Quality Growth ETF's (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.jenseninvestment.com/individual/how-to-invest/. You may also obtain this information at no cost by calling 800-992-4144 or by sending an email request to funds@jenseninvestment.com. The Fund’s prospectus and statement of additional information, both dated September 30, 2026, are incorporated by reference into this summary prospectus.

Investment Objective
The investment objective of the Jensen Quality Growth ETF (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.57%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and either redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$58	$183	$318	$714

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These transaction costs, and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2026, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”). To achieve the Fund’s investment objective of long‐term capital appreciation, the Fund invests in equity securities of approximately 25 to 30 companies that satisfy the investment criteria described below. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies meeting the criteria for quality and growth as determined by the Fund's investment adviser, Jensen Investment Management, Inc. (the "Adviser"). The Adviser considers a company to be a “growth” company if it is determined by the Adviser to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. Additionally, the Adviser seeks companies that display positive performance in a variety of historical and future performance measurements, relative to the overall U.S. equity market, over a period of time. Examples of such characteristics include:

1.Projected earnings growth based on expected five- to ten-year annual increase in operating earnings per share.
2.Trailing revenue growth based on annualized revenue growth for the previous five to ten years.

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3.Trailing earnings growth based on annualized earnings per share growth for the previous five to ten years.
4.The company’s ability to grow its business from free cash flow over an extended period of time.

The list above is not exclusive and there is no single factor that is determinative of whether the Adviser considers a company to be a “growth” company.

The Adviser considers a company to be a “quality” company if it possesses competitive advantages as evidenced by generating a return on equity of 15% or greater for at least ten consecutive fiscal years as determined by the Adviser.

Equity securities in which the Fund invests as a principal strategy consist primarily of publicly traded common stocks of U.S. companies. Generally, each company in which the Fund invests must, as determined by the Adviser:

1.Have consistently achieved a high return on equity over the prior ten fiscal years;
2.Be in excellent financial condition; and
3.Be capable of sustaining outstanding business performance.

These companies are selected from a universe of companies that have produced long-term records of consistently high returns on shareholder equity. In order to qualify for this universe, each company must have a market capitalization of $2 billion or more, and a return on equity of 15% or greater, in each of the last ten fiscal years. The Adviser determines on an annual basis the companies that qualify for inclusion in the Fund’s investable universe.

The Fund may purchase securities when they are priced below their full values as determined by the Adviser. The Fund may sell all or part of its position in a company when the Adviser has determined that another qualifying security has a greater opportunity to achieve the Fund’s objective. In addition, the Fund generally sells its position in a company when the company no longer meets one or more of the Fund’s investment criteria. In the event that the company no longer satisfies the investment criteria and the failure is due to an extraordinary situation that the Adviser believes will not have a material adverse impact on the company’s operating performance, the Fund may continue to hold and invest in the company.

The Adviser expects to include in the Fund’s investment portfolio at any time securities of approximately 25 to 30 primarily U.S. companies. The Fund must always own the securities of a minimum of 15 different companies in its portfolio. The Fund strives to be fully invested at all times in publicly traded common stocks and other eligible equity securities issued by companies that meet the investment criteria described in this Prospectus.

A significant portion of the Fund’s portfolio may be invested in the equity securities of companies comprising one or more industry sectors (e.g., information technology sector) and such sectors favored by the Adviser will change during certain market environments.

The Fund is non-diversified, which means that a relatively high percentage of its assets are invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in this Fund are:

•Stock Market Risk
The market value of stocks held by the Fund may decline over a short, or even an extended period of time, resulting in a decrease in the value of a shareholder’s investment.

•Management Risk
The Adviser may be incorrect in its judgment of the value of particular stocks. The investments chosen by the Adviser may not perform as anticipated. Certain risks are inherent in the ownership of any security, and there is no assurance that the Fund’s investment objective will be achieved.

•Recent Market Events Risk
U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events and geopolitical conflicts. As a result of continuing political tensions and armed conflicts, including the wars in Europe and the Middle East, markets have experienced increased volatility. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Non-diversification Risk
The Fund is non-diversified and is permitted to invest a greater portion of its assets in the securities of a smaller number of issuers than would be permissible if it were a “diversified” fund and therefore, it may be more sensitive to market changes than a diversified fund. Accordingly, the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value (“NAV”) of the Fund.

•Company and Sector Risk
The Fund’s investment strategy requires that a company selected for investment by the Fund must have attained, among other criteria, a return on equity of at least 15 percent per year for each of the prior ten fiscal years as determined by the Adviser. Because of the relatively limited number of companies that have achieved this strong level of consistent,

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long-term business performance, the Fund at times is prohibited from investing in certain companies and sectors that may be experiencing a shorter-term period of robust earnings growth. As a result, the Fund’s performance may trail the overall market over a short or extended period of time compared to what its performance may have been if the Fund was able to invest in such rapidly growing, non-qualifying companies.

Further, a significant portion of the Fund’s portfolio may be invested in the equity securities of companies comprising one or more industry sectors and such sectors favored by the Adviser will change during certain market environments. As of the Fund’s most recent fiscal year end, a significant portion of the Fund’s portfolio was invested in the following sector:

◦Information Technology Sector Risk. To the extent the Fund invests a significant portion of its assets in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

• Large-Cap Company Risk
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Adviser considers companies with market capitalizations in excess of $10 billion to be large-cap companies.

•Growth Stock Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•ETF Risk
The Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk. The Fund expects that creation units will be purchased and/or redeemed primarily through in-kind delivery of portfolio securities. To the extent that the Fund permits creation units to be redeemed with cash, doing so may cause the Fund to incur certain costs including brokerage costs and taxable gains or losses that it might not have incurred if it had redeemed creation units through in-kind delivery of portfolio securities. These costs could be imposed on the Fund, which would decrease the Fund’s net asset value to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.

Investment Suitability
The Fund is designed for long-term investors who are willing to accept short-term market price fluctuations.

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Performance
The performance information below demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance information, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.jenseninvestment.com or by calling the Fund toll-free at 800-992-4144.

Calendar Year Returns as of December 31

The Fund’s calendar year-to-date return as of June 30, 2026 was 0.41%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.00% for the quarter ended June 30, 2025, and the lowest quarterly return was -1.26% for the quarter ended March 31, 2025.

Average Annual Total Returns For the Periods Ended December 31, 2025	One Year	Since Inception (8/13/2024)
Return Before Taxes	4.91%	6.43%
Return After Taxes on Distributions	4.77%	6.29%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	4.91%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	17.88%	21.13%

After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser
Jensen Investment Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment team for the Fund, which is composed of:

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Portfolio Manager	Years of Service with the Fund	Primary Title
Robert D. McIver	Since 2024	President and Managing Director
Allen T. Bond	Since 2024	Head of Research, Managing Director
Kurt M. Havnaer	Since 2024	Portfolio Manager
Adam D. Calamar	Since 2024	Portfolio Manager
Jeffrey D. Wilson	Since 2025	Portfolio Manager

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and asked prices is often referred to as the “bid-ask spread”.

Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, can also be found on the Fund’s website at www.jenseninvestment.com.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (a “Financial Intermediary”), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including participation in activities that are designed to make Financial Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the
Financial Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your financial adviser or visit the Financial Intermediary’s website for more information.

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